Exhibit 10.1

AMENDMENT NO. 1 TO THE OPEN MARKET SALE AGREEMENTSM

May 5, 2020

JEFFERIES LLC

520 Madison Avenue

New York, New York 10022

Ladies and Gentlemen:

This Amendment No. 1 to the Open Market Sale AgreementSM (this “Amendment”) is entered into as of the date first written above by Karyopharm Therapeutics Inc., a Delaware Corporation (the “Company”), and Jefferies LLC (“Agent”), that are parties to that certain Open Market Sale AgreementSM, dated August 17, 2018 (the “Original Agreement”). All capitalized terms not defined herein shall have the meanings ascribed to them in the Original Agreement. The parties, intending to be legally bound, hereby amend the Original Agreement as follows:

1.    The preamble to the Original Agreement is hereby deleted in its entirety and replaced with the following:

“Karyopharm Therapeutics Inc., a Delaware Corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell from time to time through Jefferies LLC, as sales agent and/or principal (the “Agent”), shares of the Company’s common stock, par value $0.0001 per share (the “Common Shares”), having an aggregate offering price of up to $175,000,000 on the terms set forth in this agreement (this “Agreement”).

2.    The definition of “Agency Period” in Section 1(a) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“Agency Period” means the period commencing on the date of this Agreement and expiring on the earliest to occur of (x) the date on which the Agent shall have placed the Maximum Program Amount pursuant to this Agreement and (y) the date this Agreement is terminated pursuant to Section 7.

3.	The definition of “Maximum Program Amount” in Section 1(a) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“Maximum Program Amount” means Common Shares with an aggregate Sales Price of the lesser of (1) $175,000,000 and (2) the aggregate dollar amount of Shares registered under the Registration Statement.

4.	The first paragraph of Section 2(a) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“(a)    Registration Statement. The Company has prepared and filed with the Commission a shelf registration statement on Form S-3 (File No. 333-226038) that contains a base prospectus (the “Base Prospectus”). Such registration statement registers the issuance and sale by the Company of the Shares under the Securities Act. The Company may file one or more additional registration statements from time to time that will contain a base prospectus and related prospectus or prospectus supplement, if applicable, with respect to the Shares. Except where the context otherwise requires, such registration statement(s), including any information deemed to be a part thereof pursuant to Rule 430B under the Securities Act, including all financial statements, exhibits and schedules thereto and all documents incorporated or deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3 under the Securities Act as from time to time amended or supplemented, is herein referred to as the “Registration Statement,” and the prospectus constituting a part of such registration statement(s), together with any prospectus supplement filed with the Commission pursuant to Rule 424(b) under the Securities Act relating to a particular issuance of the Shares, including all documents incorporated or deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3 under the Securities Act, in each case, as from time to time amended or supplemented, is referred to herein as the “Prospectus,” except that if any revised prospectus is provided to the Agent by the Company for use in connection with the offering of the Shares that is not required to be filed by the Company pursuant to Rule 424(b) under the Securities Act, the term “Prospectus” shall refer to such revised prospectus from and after the time it is first provided to the Agent for such use. The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.” As used in this Agreement, the terms “amendment” or “supplement” when applied to the Registration Statement or the Prospectus shall be deemed to include the filing by the Company with the Commission of any document under the Exchange Act after the date hereof that is or is deemed to be incorporated therein by reference.”

5.

The Company represents and warrants to, and agrees with the Agent that: (a) this Amendment has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles; and (b) that on the date hereof, the Company will file a Prospectus Supplement pursuant to Rule 424(b) under the Securities Act and that delivery of an Issuance Notice after the filing of such Prospectus Supplement constitutes a Triggering Event Date.

6.

This Amendment together with the Original Agreement (including all schedules and exhibits attached hereto and thereto and Issuance Notices issued pursuant hereto and thereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Amendment nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Agent. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Amendment. All references in the Original Agreement to the “Agreement” shall mean the Original Agreement as amended by this Amendment; provided, however, that all references to “date of this Agreement” in the Original Agreement shall continue to refer to the date of the Original Agreement.

7.

This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state. Any legal suit, action or proceeding arising out of or based upon this Amendment or the transactions contemplated hereby may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. The provisions of this paragraph shall survive any termination of this Amendment.

8.

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed amendment by one party to the other may be made by facsimile transmission or electronic transmission (e.g., PDF).

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If the foregoing correctly sets forth the understanding between the Company and the Agent, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding amendment to the Original Agreement between the Company and the Agent.

Very truly yours,

JEFFERIES LLC

By:	/s/ Michael Magarro
Name:	Michael Magarro
Title:	Managing Director

ACCEPTED as of the date first-above written:

KARYOPHARM THERAPEUTICS INC.

By:	/s/ Christopher B. Primiano
Name:	Christopher B. Primiano
Title:	Executive Vice President, Chief Business Officer, General Counsel & Secretary

[Signature Page to Amendment No. 1 to the Sale Agreement]